                               FOURTH AMENDMENT TO
                           THE PHOENIX COMPANIES, INC.
                             EXCESS INVESTMENT PLAN

     BY THIS AGREEMENT, The Phoenix Companies,  Inc. Excess Investment Plan (the
"Plan"),  as amended and restated  effective  January  1994,  is amended by this
Fourth Amendment, effective December 1, 2001.

     Section  4.6 of the  Plan is  hereby  amended  in its  entirety  to read as follows:

     4.06  Payment  of  Excess  Investment   Benefit.  A  Participant's   Excess
     Investment  Benefit  shall be paid in a single lump sum or in  installments over a period not exceeding ten (10) years as soon as practicable following: the
Participant's  retirement,  Disability,  other termination of service, or a date specified by the  Participant  on his or her Excess  Investment  Plan  Election,
which date must be more than two (2) years after the  participant's  deferral of the Excess  Investment  Benefit to be received on such date. A Participant shall make an  irrevocable  election  as to the  method  of  payment  at the  time the
Participant  makes an Excess Investment Plan Election in accordance with Section
4.03. A Participant  who fails to make such an election  shall be deemed to have elected a lump sum distribution of the Participant's  Excess Investment Benefit.
It is hereby  provided  that, if the  Participant  elects to  participate in the
Phoenix OPT Plan (a separate  non-qualified  retirement  plan  maintained by The
Phoenix  Companies,  Inc.),  the  Employee's  obligation  for  payment of Excess
Investment  Benefits  under this Plan  shall be  irrevocably  cancelled  and the
Participant shall have no rights or claims for Excess Investment  Benefits under this Plan.

     IN WITNESS  WHEREOF,  this Fourth Amendment has been executed this ____ day of December, 2001.

                                               Phoenix Life Insurance Company
                                               Benefit Plans Committee

Witness                                              By

Burns/Amendment/Fourth -Excess